SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2019
Significant Accounting Policies [Abstract]
Statement of Compliance
Statement of Compliance
These consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”) under the historical cost convention, as modified by revaluation of derivative contracts and certain financial assets. Accounting policies are consistently applied to all years presented, unless otherwise stated. These consolidated financial statements were approved for issuance by the Board of Directors on February 20, 2020.

Subsidiaries
Subsidiaries
These consolidated financial statements include the accounts of Barrick and its subsidiaries. All intercompany balances, transactions, income and expenses, and profits or losses have been eliminated on consolidation. We consolidate subsidiaries where we have the ability to exercise control. Control of an investee is defined to exist when we are exposed to variable returns from our involvement with the investee and have the ability to affect those returns through our power over the investee. Specifically, we control an investee if, and only if, we have all of the following: power over the investee (i.e., existing rights that give us the current ability to direct the relevant activities of the investee); exposure, or rights, to variable returns from our involvement with the investee; and the ability to use our power over the investee to affect its returns. For non wholly-owned, controlled subsidiaries, the net assets attributable to outside equity shareholders are presented as “non-controlling interests” in the equity section of the consolidated balance sheet. Profit or loss for the period that is attributable to non-controlling interests is calculated based on the ownership of the minority shareholders in the subsidiary.

Joint Arrangements
Joint Arrangements
A joint arrangement is defined as one over which two or more parties have joint control, which is the contractually agreed sharing of control over an arrangement. This exists only when the decisions about the relevant activities (being those that significantly affect the returns of the arrangement) require the unanimous consent of the parties sharing control. There are two types of joint arrangements: joint operations (“JO”) and joint ventures (“JV”).

A JO is a joint arrangement whereby the parties that have joint control of the arrangement have rights to the assets and obligations for the liabilities, relating to the arrangement. In relation to our interests in joint operations, we recognize our share of any assets, liabilities, revenues and expenses of the JO.

A JV is a joint arrangement whereby the parties that have joint control of the arrangement have rights to the net assets of the joint venture. Our investments in JVs are accounted for using the equity method.

On acquisition, an equity method investment is initially recognized at cost. The carrying amount of equity method investments includes goodwill identified on acquisition, net of any accumulated impairment losses. The carrying amount is adjusted by our share of post-acquisition net income or loss; depreciation, amortization or impairment of the fair value adjustments made on the underlying balance sheet at the date of acquisition; dividends; cash contributions; and our share of post-acquisition movements in Other Comprehensive Income (“OCI”). If the carrying value in an equity method investment is reduced to zero, additional losses are not provided for, and a liability is not recognized, unless the Company has incurred legal or constructive obligations, or made payments on behalf of the equity method investment.

Business Combinations
Business Combinations
On the acquisition of a business, the acquisition method of accounting is used, whereby the purchase consideration is allocated to the identifiable assets and liabilities on the basis of fair value at the date of acquisition. Provisional fair values allocated at a reporting date are finalized as soon as the relevant information is available, within a period not to exceed 12 months from the acquisition date with retroactive restatement of the impact of adjustments to those provisional fair values effective as at the acquisition date. Incremental costs related to acquisitions are expensed as incurred.
When the cost of the acquisition exceeds the fair value of the identifiable net assets acquired, the difference is recorded as goodwill. If the fair value attributable to Barrick’s share of the identifiable net assets exceeds the cost of acquisition, the difference is recognized as a gain in the consolidated statement of income.

Non-controlling interests represent the fair value of net assets in subsidiaries, as at the date of acquisition, that are not held by Barrick and are presented in the equity section of the consolidated balance sheet.

Non-current Assets and Disposal Groups Held-for-Sale and Discontinued Operations
d) Non-current Assets and Disposal Groups Held-for-Sale and Discontinued Operations
Non-current assets and disposal groups are classified as assets held-for-sale (“HFS”) if it is highly probable that the value of these assets will be recovered primarily through sale rather than through continuing use. They are recorded at the lower of carrying amount and fair value less cost of disposal. Impairment losses on initial classification as HFS and subsequent gains and losses on remeasurement are recognized in the income statement. Once classified as HFS, property, plant and equipment are no longer amortized. The assets and liabilities are presented as HFS in the consolidated balance sheet when the sale is highly probable, the asset or disposal group is available for immediate sale in its present condition and management is committed to the sale, which should be expected to be completed within one year from the date of classification.

A discontinued operation is a component of the Company that can be clearly distinguished from the rest of the Company and represents a major line of business or geographic area, and the value of this component is expected to be recovered primarily through sale rather than continuing use.

Results of operations and any gain or loss from disposal are excluded from income before finance items and income taxes and are reported separately as income/loss from discontinued operations.

Foreign Currency Translation
Foreign Currency Translation
The functional currency of the Company, for each subsidiary of the Company, and for joint arrangements and associates, is the currency of the primary economic environment in which it operates. The functional currency of all of our operations is the US dollar. We translate non-US dollar balances for these operations into US dollars as follows:

•	Property, plant and equipment (“PP&E”), intangible assets and equity method investments using the rates at the time of acquisition;

•
Fair value through other comprehensive income (“FVOCI”) equity investments using the closing exchange rate as at the balance sheet date with translation gains and losses permanently recorded in Other Comprehensive Income (“OCI”);

•	Deferred tax assets and liabilities using the closing exchange rate as at the balance sheet date with translation gains and losses recorded in income tax expense;

•	Other assets and liabilities using the closing exchange rate as at the balance sheet date with translation gains and losses recorded in other income/expense; and

•
Income and expenses using the average exchange rate for the period, except for expenses that relate to non-monetary assets and liabilities measured at historical rates, which are translated using the same historical rate as the associated non-monetary assets and liabilities.

Revenue Recognition
Revenue Recognition
We record revenue when evidence exists that all of the following criteria are met:

•	The significant risks and rewards of ownership of the product have been transferred to the buyer;

•	Neither continuing managerial involvement to the degree usually associated with ownership, nor effective control over the goods sold, has been retained;

•	The amount of revenue can be reliably measured;

•	It is probable that the economic benefits associated with the sale will flow to us; and

•	The costs incurred or to be incurred in respect of the sale can be reliably measured.

These conditions are generally satisfied when title passes to the customer.

Gold Bullion Sales
Gold bullion is sold primarily in the London spot market. The sale price is fixed on the date of sale based on the gold spot price. Generally, we record revenue from gold bullion sales at the time of physical delivery, which is also the date that title to the gold passes.

Concentrate Sales
Under the terms of concentrate sales contracts with independent smelting companies, gold and copper sales prices are provisionally set on a specified future date after shipment based on market prices. We record revenues under these contracts at the time of shipment, which is also when the risk and rewards of ownership pass to the smelting companies, using forward market gold and copper prices on the expected date that final sales prices will be determined. Variations between the price recorded at the shipment date and the actual final price set under the smelting contracts are caused by changes in market gold and copper prices, which result in the existence of an embedded derivative in accounts receivable. The embedded derivative is recorded at fair value each period until final settlement occurs, with changes in fair value classified as provisional price adjustments and included in revenue in the consolidated statement of income and presented separately in note 6 of these consolidated financial statements.

Streaming Arrangements
As the deferred revenue on streaming arrangements is considered variable consideration, an adjustment is made to the transaction price per unit each time there is a change in the underlying production profile of a mine (typically in the fourth quarter of each year). The change in the transaction price per unit results in a cumulative catch-up adjustment to revenue in the period in which the change is made, reflecting the new production profile expected to be delivered under the streaming agreement. A corresponding cumulative catch-up adjustment is made to accretion expense, reflecting the impact of the change in the deferred revenue balance.

Exploration and Evaluation
Exploration and Evaluation
Exploration expenditures are the costs incurred in the initial search for mineral deposits with economic potential or in the process of obtaining more information about existing mineral deposits. Exploration expenditures typically include costs associated with prospecting, sampling, mapping, diamond drilling and other work involved in searching for ore.

Evaluation expenditures are the costs incurred to establish the technical and commercial viability of developing mineral deposits identified through exploration activities or by acquisition. Evaluation expenditures include the cost of (i) establishing the volume and grade of deposits through drilling of core samples, trenching and sampling activities in an ore body that is classified as either a mineral resource or a proven and probable reserve; (ii) determining the optimal methods of extraction and metallurgical and treatment processes; (iii) studies related to surveying, transportation and infrastructure requirements; (iv) permitting activities; and (v) economic evaluations to determine whether development of the mineralized material is commercially justified, including scoping, prefeasibility and final feasibility studies.

Exploration and evaluation expenditures are expensed as incurred unless management determines that probable future economic benefits will be generated as a result of the expenditures. Once the technical feasibility and commercial viability of a program or project has been demonstrated with a prefeasibility study, and we have recognized reserves in accordance with the Canadian Securities Administrators’ National Instrument 43-101, we account for future expenditures incurred in the development of that program or project in accordance with our policy for Property, Plant and Equipment, as described in note 2n.

Production Stage
Production Stage
A mine that is under construction is determined to enter the production stage when the project is in the location and condition necessary for it to be capable of operating in the manner intended by management. We use the following factors to assess whether these criteria have been met: (1) the level of capital expenditures compared to construction cost estimates; (2) the completion of a reasonable period of testing of mine plant and equipment; (3) the ability to produce minerals in saleable form (within specifications); and (4) the ability to sustain ongoing production of minerals.

When a mine construction project moves into the production stage, the capitalization of certain mine construction costs ceases and costs are either capitalized to inventory or expensed, except for capitalizable costs related to property, plant and equipment additions or improvements, open pit stripping activities that provide a future benefit, underground mine development or expenditures that meet the criteria for capitalization in accordance with IAS 16 Property, Plant and Equipment.
Construction-in-Progress
Assets under construction are capitalized as construction-in-progress until the asset is available for use. The cost of construction-in-progress comprises its purchase price and any costs directly attributable to bringing it into working condition for its intended use. Construction-in-progress amounts related to development projects are included in the carrying amount of the development project. Construction-in-progress amounts incurred at operating mines are presented as a separate asset within PP&E. Construction-in-progress also includes deposits on long lead items. Construction-in-progress is not depreciated. Depreciation commences once the asset is complete and available for use.

Earnings per Share
Earnings per Share
Earnings per share is computed by dividing net income available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if additional common shares are assumed to be issued under securities that entitle their holders to obtain common shares in the future. For stock options, the number of additional shares for inclusion in diluted earnings per share calculations is determined using the treasury stock method. Under this method, stock options that have an exercise price less than the average market price of our common shares are assumed to be exercised and the proceeds are used to repurchase common shares at the average market price for the period. The incremental number of common shares issued under stock options and repurchased from proceeds is included in the calculation of diluted earnings per share.

Taxation
Taxation
Current tax for each taxable entity is based on the local taxable income at the local statutory tax rate enacted or substantively enacted at the balance sheet date and includes adjustments to tax payable or recoverable in respect of previous periods.

Deferred tax is recognized using the balance sheet method in respect of all temporary differences between the tax bases of assets and liabilities, and their carrying amounts for financial reporting purposes, except as indicated below.

Deferred income tax liabilities are recognized for all taxable temporary differences, except:

•
Where the deferred income tax liability arises from the initial recognition of goodwill, or the initial recognition of an asset or liability in an acquisition that is not a business combination and, at the time of the acquisition, affects neither the accounting profit nor taxable profit or loss; and

•
In respect of taxable temporary differences associated with investments in subsidiaries and interests in joint arrangements, where the timing of the reversal of the temporary differences can be controlled and it is probable that the temporary differences will not reverse in the foreseeable future.

Deferred income tax assets are recognized for all deductible temporary differences and the carry forward of unused tax assets and unused tax losses, to the extent that it is probable that taxable profit will be available against which the deductible temporary differences and the carry forward of unused tax assets and unused tax losses can be utilized, except:

•
Where the deferred income tax asset relating to the deductible temporary difference arises from the initial recognition of an asset or liability in an acquisition that is not a business combination and, at the time of the acquisition, affects neither the accounting profit nor taxable profit or loss; and

•
In respect of deductible temporary differences associated with investments in subsidiaries and interests in joint arrangements, deferred tax assets are recognized only to the extent that it is probable that the temporary differences will reverse in the foreseeable future and taxable profit will be available against which the temporary differences can be utilized.

The carrying amount of deferred income tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred income tax asset to be utilized. To the extent that an asset not previously recognized fulfills the criteria for recognition, a deferred income tax asset is recorded.

Deferred tax is measured on an undiscounted basis at the tax rates that are expected to apply in the periods in which the asset is realized or the liability is settled, based on tax rates and tax laws enacted or substantively enacted at the balance sheet date.

Current and deferred tax relating to items recognized directly in equity are recognized in equity and not in the income statement.

Royalties and Special Mining Taxes
Income tax expense includes the cost of royalties and special mining taxes payable to governments that are calculated based on a percentage of taxable profit whereby taxable profit represents net income adjusted for certain items defined in the applicable legislation.

Indirect Taxes
Indirect tax recoverable is recorded at its undiscounted amount, and is disclosed as non-current if not expected to be recovered within twelve months.

Disclosure of income tax [text block]
Current tax for each taxable entity is based on the local taxable income at the local statutory tax rate enacted or substantively enacted at the balance sheet date and includes adjustments to tax payable or recoverable in respect of previous periods.
INCOME TAX EXPENSE

For the years ended December 31	2019	2018
Tax on profit
Current tax
Charge for the year	$685	$423
Adjustment in respect of prior years	25	45
	$710	$468
Deferred tax
Origination and reversal of temporary differences in the current year	$1,112	$821
Adjustment in respect of prior years	(39)	(91)
	$1,073	$730
Income tax expense	$1,783	$1,198
Tax expense related to continuing operations
Current
Canada	$5	$—
International	705	468
	$710	$468
Deferred
Canada	$—	$628
International	1,073	102
	$1,073	$730
Income tax expense	$1,783	$1,198

Reconciliation to Canadian Statutory Rate
For the years ended December 31	2019	2018
At 26.5% statutory rate	$1,684	($63)
Increase (decrease) due to:
Allowances and special tax deductions[1]	(129)	(59)
Impact of foreign tax rates[2]	(264)	(4)
Expenses not tax deductible	78	74
Impairment charges not recognized in deferred tax assets	45	168
Goodwill impairment charges not tax deductible	—	54
Net currency translation losses on deferred tax balances	43	41
Tax impact from pass-through entities and equity accounted investments	(140)	(15)
Current year tax losses not recognized in deferred tax assets	8	100
Sale of 50% interest in Kalgoorlie	12	—
De-recognition of deferred tax assets	4	814
United States adjustment to one-time toll charge	—	(49)
Adjustments in respect of prior years	(13)	3
Increase to income tax related contingent liabilities	21	—
Impact of tax rate changes	(35)	—
Dominican Republic tax audit	—	42
United States withholding taxes	30	(107)
Other withholding taxes	24	14
Mining taxes	412	184
Other items	3	1
Income tax expense	$1,783	$1,198

[1]	We are able to claim certain allowances and tax deductions unique to extractive industries that result in a lower effective tax rate.

[2]	We operate in multiple foreign tax jurisdictions that have tax rates different than the Canadian statutory rate.

Currency Translation
Deferred tax balances are subject to remeasurement for changes in currency exchange rates each period. This is required in countries where tax is paid in local currency and accounts are prepared in local GAAP. The most significant balances are Argentine deferred tax liabilities. In 2019 and 2018, tax expense of $75 million and $41 million, respectively, primarily arose from translation losses due to the weakening of the Argentine peso against the US dollar. These translation losses are included within deferred tax expense (recovery). In 2019, deferred tax balances for legacy Randgold assets in Mali and Côte d’Ivoire required remeasurement at year end.

De-recognition of Deferred Tax Assets
In the fourth quarter of 2018, we recorded a deferred tax expense of $673 million related to de-recognition of the deferred tax asset in Canada, and a deferred tax expense of $141 million related to de-recognition of the deferred tax asset in Peru. The de-recognition of the deferred tax asset in Canada follows the merger with Randgold and management’s focus on growing the business globally, particularly on assets outside of Canada. This required us to reassess the level of repatriated earnings expected in Canada, and Canadian income thereon to support the deferred tax asset. The de-recognition of the deferred tax asset does not constrain our ability to use Canadian carry forward tax losses against future income in Canada; however, we did not expect to be able to use these losses in the foreseeable future as a result of the change in strategy in the fourth quarter of 2018. The de-recognition of the deferred tax asset in Peru in the fourth quarter of 2018 follows management’s review of expected future earnings. The associated impairment of inventory at Lagunas Norte was also driven by the fourth quarter of 2018 change in our expected approach to financing future reclamation activities in Peru. Based on these reviews in Canada and Peru, it was determined that the realizability of these deferred tax assets was no longer probable.

United States Withholding Taxes
In the fourth quarter of 2018, primarily due to restructuring associated with the merger with Randgold, we concluded that going forward, we would reinvest our future undistributed earnings of our United States subsidiaries in the foreseeable future. As a result of our reassessment, we recorded a deferred tax recovery of $107 million.

In 2019, we reassessed our intentions on the current and future undistributed earnings of our United States subsidiaries due to the formation of Nevada Gold Mines. Based on the free cash flow that we expect Nevada Gold Mines to generate, together with other factors, we concluded that it was no longer our intent to indefinitely reinvest our current and future undistributed earnings of our United States subsidiaries. Therefore in the fourth quarter of 2019, we recognized an increase in our income tax provisions in the amount of $30 million, representing withholding tax on undistributed United States earnings.

Framework for former Acacia Mining Operations in Tanzania
On October 20, 2019, Barrick announced that it had reached an agreement with the GoT to settle all disputes between the GoT and the mining companies formerly operated by Acacia but now managed by Barrick.  The final agreements were submitted to the Tanzanian Attorney General for review and legalization.

On January 24, 2020, Barrick announced that the Company had ratified the creation of Twiga at a signing ceremony with the President of Tanzania, formalizing the establishment of a joint venture between Barrick and the GoT and resolution of all outstanding disputes between Barrick and the GoT, including the lifting of the previous concentrate export ban, effective immediately

The terms of the signed agreement are consistent with those previously announced, including the payment of $300 million to settle all outstanding tax and other disputes (the “Settlement Payment”); the lifting of the concentrate export ban; the sharing of future economic benefits from the mines on a 50/50 basis; and a dispute resolution mechanism that provides for binding international arbitration. The 50/50 division of economic benefits will be maintained through an annual true-up mechanism, which will not account for the Settlement Payment.

The Settlement Payment will be paid in installments, with an initial payment of $100 million to the GoT following the resumption of mineral concentrate exports. Five subsequent annual payments of $40 million each will be made, starting on the first anniversary of the fulfillment of all conditions of the signed agreement, subject to certain cash flow conditions.
A tax provision of $128 million had been recorded prior to December 31, 2016 in respect of tax disputes related to Acacia. Of this amount, $70 million was recorded in 2016. In the third quarter of 2017, an additional amount of $172 million was recorded as current tax expense. See note 36 for further information with respect to these matters.
Zambian Tax Matters
The mining taxes assessed to the Lumwana Mine have contradicted the Development Agreement that was finalized between Lumwana Mining Company Limited (“LMC”) and the Government of Zambia on December 16, 2005. In 2015, the Company began to take steps to preserve its rights under the Development Agreement and started to engage in formal discussions with the government to redress historical tax issues relating to the Development Agreement. On October 3, 2018, a deed of settlement was signed by the Government of Zambia and LMC. The deed provided that, within 30 days of the deed, LMC shall file tax returns for 2012 through 2017, and the government shall have the right to conduct and complete an audit of the returns. The audit of these tax returns by the Zambian tax authority was completed in the fourth quarter of 2019 and we recorded a $50 million asset reflecting the final settlement of this matter.  We also released historical accruals related to customs duty and indirect taxes resulting in a total of $216 million recognized in Other Income in 2019 (refer to note 9).

Deferred Taxes
Deferred tax is recognized using the balance sheet method in respect of all temporary differences between the tax bases of assets and liabilities, and their carrying amounts for financial reporting purposes, except as indicated below.

Deferred income tax liabilities are recognized for all taxable temporary differences, except:

•
Where the deferred income tax liability arises from the initial recognition of goodwill, or the initial recognition of an asset or liability in an acquisition that is not a business combination and, at the time of the acquisition, affects neither the accounting profit nor taxable profit or loss; and

•
In respect of taxable temporary differences associated with investments in subsidiaries and interests in joint arrangements, where the timing of the reversal of the temporary differences can be controlled and it is probable that the temporary differences will not reverse in the foreseeable future.

Deferred income tax assets are recognized for all deductible temporary differences and the carry forward of unused tax assets and unused tax losses, to the extent that it is probable that taxable profit will be available against which the deductible temporary differences and the carry forward of unused tax assets and unused tax losses can be utilized, except:

•
Where the deferred income tax asset relating to the deductible temporary difference arises from the initial recognition of an asset or liability in an acquisition that is not a business combination and, at the time of the acquisition, affects neither the accounting profit nor taxable profit or loss; and

•
In respect of deductible temporary differences associated with investments in subsidiaries and interests in joint arrangements, deferred tax assets are recognized only to the extent that it is probable that the temporary differences will reverse in the foreseeable future and taxable profit will be available against which the temporary differences can be utilized.

The carrying amount of deferred income tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred income tax asset to be utilized. To the extent that an asset not previously recognized fulfills the criteria for recognition, a deferred income tax asset is recorded.

Deferred tax is measured on an undiscounted basis at the tax rates that are expected to apply in the periods in which the asset is realized or the liability is settled, based on tax rates and tax laws enacted or substantively enacted at the balance sheet date.

Indirect Taxes
Current and deferred tax relating to items recognized directly in equity are recognized in equity and not in the income statement.

Royalties and Special Mining Taxes
Income tax expense includes the cost of royalties and special mining taxes payable to governments that are calculated based on a percentage of taxable profit whereby taxable profit represents net income adjusted for certain items defined in the applicable legislation.

Indirect Taxes
Indirect tax recoverable is recorded at its undiscounted amount, and is disclosed as non-current if not expected to be recovered within twelve months.

Other Investments
Other Investments
Investments in publicly quoted equity securities that are neither subsidiaries nor associates are categorized as FVOCI pursuant to the irrevocable election available in IFRS 9 for these instruments. FVOCI equity investments (referred to as “other investments”) are recorded at fair value with all realized and unrealized gains and losses recorded permanently in OCI.

Inventory
Inventory
Material extracted from our mines is classified as either ore or waste. Ore represents material that, at the time of extraction, we expect to process into a saleable form and sell at a profit. Raw materials are comprised of both ore in stockpiles and ore on leach pads as processing is required to extract benefit from the ore. Ore is accumulated in stockpiles that are subsequently processed into gold/copper in a saleable form.    The recovery of gold and copper from certain oxide ores is achieved through the heap leaching process.    Work in process represents gold/copper in the processing circuit that has not completed the production process, and is not yet in a saleable form. Finished goods inventory represents gold/copper in saleable form.

Metal inventories are valued at the lower of cost and net realizable value. Cost is determined on a weighted average basis and includes all costs incurred, based on a normal production capacity, in bringing each product to its present location and condition. Cost of inventories comprises direct labor, materials and contractor expenses, including non-capitalized stripping costs; depreciation on PP&E including capitalized stripping costs; and an allocation of general and administrative costs. As ore is removed for processing, costs are removed based on the average cost per ounce/pound in the stockpile. Net realizable value is determined with reference to relevant market prices less applicable variable selling and processing costs.

Mine operating supplies represent commodity consumables and other raw materials used in the production process, as well as spare parts and other maintenance supplies that are not classified as capital items. Provisions are recorded to reduce mine operating supplies to net realizable value, which is generally calculated by reference to its salvage or scrap value, when it is determined that the supplies are obsolete. Provisions are reversed to reflect subsequent recoveries in net realizable value where the inventory is still on hand.

Royalties
Royalties
Certain of our properties are subject to royalty arrangements based on mineral production at the properties. The primary type of royalty is a net smelter return (NSR) royalty. Under this type of royalty we pay the holder an amount calculated as the royalty percentage multiplied by the value of gold production at market gold prices less third-party smelting, refining and transportation costs. Royalty expense is recorded on completion of the production or sales process in cost of sales. Other types of royalties include:

•	Net profits interest (NPI) royalty to other than a government,

•	Modified net smelter return (NSR) royalty,

•	Net smelter return sliding scale (NSRSS) royalty,

•	Gross proceeds sliding scale (GPSS) royalty,

•	Gross smelter return (GSR) royalty,

•	Net value (NV) royalty,

•	Land tenement (LT) royalty, and a

•	Gold revenue royalty.

Property, Plant and Equipment
Property, Plant and Equipment

Estimated useful lives of Major Asset Categories

Buildings, plant and equipment	1 – 28 years
Underground mobile equipment	5 - 7 years
Light vehicles and other mobile equipment	1 - 7 years
Furniture, computer and office equipment	1 - 7 years

Buildings, Plant and Equipment
At acquisition, we record buildings, plant and equipment at cost, including all expenditures incurred to prepare an asset for its intended use. These expenditures consist of: the purchase price; brokers’ commissions; and installation costs including architectural, design and engineering fees, legal fees, survey costs, site preparation costs, freight charges, transportation insurance costs, duties, testing and preparation charges.

We capitalize costs that meet the asset recognition criteria. Costs incurred that do not extend the productive capacity or useful economic life of an asset are considered repairs and maintenance expense and are accounted for as a cost of the inventory produced in the period.

Buildings, plant and equipment are depreciated on a straight-line basis over their expected useful life, which commences when the assets are considered available for use. Once buildings, plant and equipment are considered available for use they are measured at cost less accumulated depreciation and applicable impairment losses.

Depreciation on equipment utilized in the development of assets, including open pit and underground mine development, is recapitalized as development costs attributable to the related asset.

Mineral Properties
Mineral Properties
Mineral properties consist of: the fair value attributable to mineral reserves and resources acquired in a business combination or asset acquisition; underground mine development costs; open pit mine development costs; capitalized exploration and evaluation costs; and capitalized interest. In addition, we incur project costs which are generally capitalized when the expenditures result in a future benefit.

i) Acquired Mining Properties
On acquisition of a mining property, we prepare an estimate of the fair value attributable to the proven and probable mineral reserves, mineral resources and exploration potential attributable to the property. The estimated fair value attributable to the mineral reserves and the portion of mineral resources considered to be probable of economic extraction at the time of the acquisition is depreciated on a units of production (“UOP”) basis whereby the denominator is the proven and probable reserves and the portion of mineral resources considered to be probable of economic extraction based on the current life of mine (“LOM”) plan that benefit from the development and are considered probable of economic extraction. The estimated fair value attributable to mineral resources that are not considered to be probable of economic extraction at the time of the acquisition is not subject to depreciation until the resources become probable of economic extraction in the future. The estimated fair value attributable to exploration licenses is recorded as an intangible asset and is not subject to depreciation until the property enters production.

ii) Underground Mine Development Costs
At our underground mines, we incur development costs to build new shafts, drifts and ramps that will enable us to physically access ore underground. The time over which we will continue to incur these costs depends on the mine life. These underground development costs are capitalized as incurred.

Capitalized underground development costs are depreciated on a UOP basis, whereby the denominator is the estimated ounces/pounds of gold/copper in proven and probable reserves and the portion of resources considered probable of economic extraction based on the current LOM plan that benefit from the development and are considered probable of economic extraction.

iii) Open Pit Mine Development Costs
In open pit mining operations, it is necessary to remove overburden and other waste materials to access ore from which minerals can be extracted economically. The process of mining overburden and waste materials is referred to as stripping. Stripping costs incurred in order to provide initial access to the ore body (referred to as pre-production stripping) are capitalized as open pit mine development costs.

Pre-production stripping costs are capitalized until an “other than de minimis” level of mineral is extracted, after which time such costs are either capitalized to inventory or, if it qualifies as an open pit stripping activity that provides a future benefit, to PP&E. We consider various relevant criteria to assess when an “other than de minimis” level of mineral is produced. Some of the criteria considered would include, but are not limited to, the following: (1) the amount of minerals mined versus total ounces in LOM ore; (2) the amount of ore tonnes mined versus total LOM expected ore tonnes mined; (3) the current stripping ratio versus the LOM strip ratio; and (4) the ore grade versus the LOM grade.

Stripping costs incurred during the production stage of a pit are accounted for as costs of the inventory produced during the period that the stripping costs are incurred, unless these costs are expected to provide a future economic benefit to an identifiable component of the ore body. Components of the ore body are based on the distinct development phases identified by the mine planning engineers when determining the optimal development plan for the open pit. Production phase stripping costs generate a future economic benefit when the related stripping activity: (1) improves access to a component of the ore body to be mined in the future; (2) increases the fair value of the mine (or pit) as access to future mineral reserves becomes less costly; and (3) increases the productive capacity or extends the productive life of the mine (or pit). Production phase stripping costs that are expected to generate a future economic benefit are capitalized as open pit mine development costs.

Capitalized open pit mine development costs are depreciated on a UOP basis whereby the denominator is the estimated ounces/pounds of gold/copper in proven and probable reserves and the portion of resources considered probable of economic extraction based on the current LOM plan that benefit from the development and are considered probable of economic extraction.

Construction in Progress
Production Stage
A mine that is under construction is determined to enter the production stage when the project is in the location and condition necessary for it to be capable of operating in the manner intended by management. We use the following factors to assess whether these criteria have been met: (1) the level of capital expenditures compared to construction cost estimates; (2) the completion of a reasonable period of testing of mine plant and equipment; (3) the ability to produce minerals in saleable form (within specifications); and (4) the ability to sustain ongoing production of minerals.

When a mine construction project moves into the production stage, the capitalization of certain mine construction costs ceases and costs are either capitalized to inventory or expensed, except for capitalizable costs related to property, plant and equipment additions or improvements, open pit stripping activities that provide a future benefit, underground mine development or expenditures that meet the criteria for capitalization in accordance with IAS 16 Property, Plant and Equipment.
Construction-in-Progress
Assets under construction are capitalized as construction-in-progress until the asset is available for use. The cost of construction-in-progress comprises its purchase price and any costs directly attributable to bringing it into working condition for its intended use. Construction-in-progress amounts related to development projects are included in the carrying amount of the development project. Construction-in-progress amounts incurred at operating mines are presented as a separate asset within PP&E. Construction-in-progress also includes deposits on long lead items. Construction-in-progress is not depreciated. Depreciation commences once the asset is complete and available for use.

Leasing Arrangements
Leasing Arrangements
Leases are recognized as a right-of-use asset and a corresponding liability at the date at which the leased asset is available for use by the Company. Each lease payment is allocated between the liability and finance cost. The finance cost is charged to profit or loss over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period. The right-of-use asset is depreciated over the shorter of the asset's useful life and the lease term on a straight-line basis.

Assets and liabilities arising from a lease are initially measured on a present value basis. Lease liabilities include the net present value of the following lease payments:

•	fixed payments (including in-substance fixed payments), less any lease incentives receivable;

•	variable lease payments that are based on an index or a rate;

•	amounts expected to be payable by the lessee under residual value guarantees;

•	the exercise price of a purchase option if the lessee is reasonably certain to exercise that option; and

•	payments of penalties for terminating the lease, if the lease term reflects the lessee exercising that option.

The lease payments are discounted using the interest rate implicit in the lease. If that rate cannot be determined, the lessee’s incremental borrowing rate is used, being the rate that the lessee would have to pay to borrow the funds necessary to obtain an asset of similar value in a similar economic environment with similar terms and conditions.

Right-of-use assets are measured at cost comprising the following:

•	the amount of the initial measurement of the lease liability;

•	any lease payments made at or before the commencement date less any lease incentives received;

•	any initial direct costs; and

•	restoration costs.

Capitalized Interest
Capitalized Interest
We capitalize interest costs for qualifying assets. Qualifying assets are assets that require a significant amount of time to prepare for their intended use, including projects that are in the exploration and evaluation, development or construction stages. Qualifying assets also include significant expansion projects at our operating mines. Capitalized interest costs are considered an element of the cost of the qualifying asset which is determined based on gross expenditures incurred on an asset. Capitalization ceases when the asset is substantially complete or if active development is suspended or ceases. Where the funds used to finance a qualifying asset form part of general borrowings, the amount capitalized is calculated using a weighted average of rates applicable to the relevant borrowings during the period. Where funds borrowed are directly attributable to a qualifying asset, the amount capitalized represents the borrowing costs specific to those borrowings. Where surplus funds available out of money borrowed specifically to finance a project are temporarily invested, the total capitalized interest is reduced by income generated from short-term investments of such funds.

Insurance
Insurance
We record losses relating to insurable events as they occur. Proceeds receivable from insurance coverage are recorded at such time as receipt is receivable or virtually certain and the amount receivable is fixed or determinable. For business interruption insurance the amount recoverable is only recognized when receipt is virtually certain, as supported by notification of a minimum or proposed settlement amount from the insurance adjuster.

Impairment (and Reversals of Impairment) of Non-Current Assets
Impairment (and Reversals of Impairment) of Non-Current Assets
We review and test the carrying amounts of PP&E and intangible assets with finite lives when an indicator of impairment is considered to exist. Impairment assessments on PP&E and intangible assets are conducted at the level of the cash generating unit (“CGU”), which is the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and includes most liabilities specific to the CGU. For operating mines and projects, the individual mine/project represents a CGU for impairment testing.

The recoverable amount of a CGU is the higher of Value in Use (“VIU”) and Fair Value Less Costs of Disposal (“FVLCD”). We have determined that the FVLCD is greater than the VIU amounts and is therefore used as the recoverable amount for impairment testing purposes. An impairment loss is recognized for any excess of the carrying amount of a CGU over its recoverable amount where both the recoverable amount and carrying value include the associated other assets and liabilities, including taxes where applicable, of the CGU. Where it is not appropriate to allocate the loss to a separate asset, an impairment loss related to a CGU is allocated to the carrying amount of the assets of the CGU on a pro rata basis based on the carrying amount of its non-monetary assets.
Impairment Reversal
An assessment is made at each reporting date to determine whether there is an indication that previously recognized impairment losses may no longer exist or may have decreased. A previously recognized impairment loss is reversed only if there has been a change in the assumptions used to determine the CGU’s recoverable amount since the last impairment loss was recognized. This reversal is recognized in the consolidated statements of income and is limited to the carrying value that would have been determined, net of any depreciation where applicable, had no impairment charge been recognized in prior years. When an impairment reversal is undertaken, the recoverable amount is assessed by reference to the higher of VIU and FVLCD. We have determined that the FVLCD is greater than the VIU amounts and is therefore used as the recoverable amount for impairment testing purposes.

Intangible Assets
Intangible Assets
Intangible assets acquired by way of an asset acquisition or business combination are recognized if the asset is separable or arises from contractual or legal rights and the fair value can be measured reliably on initial recognition.

On acquisition of a mineral property in the exploration stage, we prepare an estimate of the fair value attributable to the exploration licenses acquired, including the fair value attributable to mineral resources, if any, of that property. The fair value of the exploration license is recorded as an intangible asset (acquired exploration potential) as at the date of acquisition. When an exploration stage property moves into development, the acquired exploration potential attributable to that property is transferred to mining interests within PP&E.

We also have water rights associated with our mineral properties. Upon acquisition, they are measured at initial cost and are depreciated when they are being used. They are also subject to impairment testing when an indicator of impairment is considered to exist.

Goodwill
Goodwill
Under the acquisition method of accounting, the costs of business combinations are allocated to the assets acquired and liabilities assumed based on the estimated fair value at the date of acquisition. The excess of the fair value of consideration paid over the fair value of the identifiable net assets acquired is recorded as goodwill. Goodwill is not amortized; instead it is tested for impairment in the fourth quarter and also when there is an indicator of impairment. At the date of acquisition, goodwill is assigned to the CGU or group of CGUs that is expected to benefit from the synergies of the business combination. For the purposes of impairment testing, goodwill is allocated to the Company’s operating segments, which are our individual minesites, and corresponds to the level at which goodwill is internally monitored by the Chief Operating Decision Maker (“CODM”).

The recoverable amount of an operating segment is the higher of VIU and FVLCD. A goodwill impairment is recognized for any excess of the carrying amount of the operating segment over its recoverable amount. Goodwill impairment charges are not reversible.

Debt
Debt
Debt is recognized initially at fair value, net of financing costs incurred, and subsequently measured at amortized cost. Any difference between the amounts originally received and the redemption value of the debt is recognized in the consolidated statements of income over the period to maturity using the effective interest method.

Derivative Instruments and Hedge Accounting
Derivative Instruments and Hedge Accounting
Derivative Instruments
Derivative instruments are recorded at fair value on the consolidated balance sheet, classified based on contractual maturity. Derivative instruments are classified as either hedges of the fair value of recognized assets or liabilities or of firm commitments (“fair value hedges”), hedges of highly probable forecasted transactions (“cash flow hedges”) or non-hedge derivatives. Derivatives designated as either a fair value or cash flow hedge that are expected to be highly effective in achieving offsetting changes in fair value or cash flows are assessed on an ongoing basis to determine that they actually have been highly effective throughout the financial reporting periods for which they were designated. Derivative assets and derivative liabilities are shown separately in the balance sheet unless there is a legal right to offset and intent to settle on a net basis.

Fair Value Hedges
Changes in the fair value of derivatives that are designated and qualify as fair value hedges are recorded in the consolidated statements of income, together with any changes in the fair value of the hedged asset or liability or firm commitment that is attributable to the hedged risk.

Cash Flow Hedges
The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges is recognized in equity. The gain or loss relating to the ineffective portion is recognized in the consolidated statements of income. Amounts accumulated in equity are transferred to the consolidated statements of income in the period when the forecasted transaction impacts earnings. When the forecasted transaction that is hedged results in the recognition of a non-financial asset or a non-financial liability, the gains and losses previously deferred in equity are transferred from equity and included in the measurement of the initial carrying amount of the asset or liability.

When a derivative designated as a cash flow hedge expires or is sold and the forecasted transaction is still expected to occur, any cumulative gain or loss relating to the derivative that is recorded in equity at that time remains in equity and is recognized in the consolidated statements of income when the forecasted transaction occurs. When a forecasted transaction is no longer expected to occur, the cumulative gain or loss that was recorded in equity is immediately transferred to the consolidated statements of income.

Non-Hedge Derivatives
Derivative instruments that do not qualify as either fair value or cash flow hedges are recorded at their fair value at the balance sheet date, with changes in fair value recognized in the consolidated statements of income.

Embedded Derivatives
Embedded Derivatives
Derivatives embedded in other financial instruments or executory contracts are accounted for as separate derivatives when their risks and characteristics are not closely related to their host financial instrument or contract. In some cases, the embedded derivatives may be designated as hedges and are accounted for as described above.

Environmental Rehabilitation Provision
Environmental Rehabilitation Provision
Mining, extraction and processing activities normally give rise to obligations for environmental rehabilitation. Rehabilitation work can include facility decommissioning and dismantling; removal or treatment of waste materials; site and land rehabilitation, including compliance with and monitoring of environmental regulations; security and other site-related costs required to perform the rehabilitation work; and operation of equipment designed to reduce or eliminate environmental effects. The extent of work required and the associated costs are dependent on the requirements of relevant authorities and our environmental policies. Routine operating costs that may impact the ultimate closure and rehabilitation activities, such as waste material handling conducted as an integral part of a mining or production process, are not included in the provision. Abnormal costs arising from unforeseen circumstances, such as the contamination caused by unplanned discharges, are recognized as an expense and liability when the event that gives rise to an obligation occurs and reliable estimates of the required rehabilitation costs can be made.

Provisions for the cost of each rehabilitation program are normally recognized at the time that an environmental disturbance occurs or a new legal or constructive obligation is determined. When the extent of disturbance increases over the life of an operation, the provision is increased accordingly. The major parts of the carrying amount of provisions relate to closure/rehabilitation of tailings facilities, heap leach pads and waste dumps; demolition of buildings/mine facilities; ongoing water treatment; and ongoing care and maintenance and security of closed mines. Costs included in the provision encompass all closure and rehabilitation activity expected to occur progressively over the life of the operation at the time of closure and post-closure in connection with disturbances as at the reporting date. Estimated costs included in the determination of the provision reflect the risks and probabilities of alternative estimates of cash flows required to settle the obligation at each particular operation. The expected rehabilitation costs are estimated based on the cost of external contractors performing the work or the cost of performing the work internally depending on management’s intention.

The timing of the actual rehabilitation expenditure is dependent upon a number of factors such as the life and nature of the asset, the operating license conditions and the environment in which the mine operates. Expenditures may occur before and after closure and can continue for an extended period of time depending on rehabilitation requirements. Rehabilitation provisions are measured at the expected value of future cash flows, which exclude the effect of inflation, discounted to their present value using a current US dollar real risk-free pre-tax discount rate. The unwinding of the discount, referred to as accretion expense, is included in finance costs and results in an increase in the amount of the provision. Provisions are updated each reporting period for changes to expected cash flows and for the effect of changes in the discount rate, and the change in estimate is added or deducted from the related asset and depreciated over the expected economic life of the operation to which it relates.

Significant judgments and estimates are involved in forming expectations of future activities, the amount and timing of the associated cash flows and the period over which we estimate those cash flows. Those expectations are formed based on existing environmental and regulatory requirements or, if more stringent, our environmental policies which give rise to a constructive obligation.

When provisions for closure and rehabilitation are initially recognized, the corresponding cost is capitalized as an asset, representing part of the cost of acquiring the future economic benefits of the operation. The capitalized cost of closure and rehabilitation activities is recognized in PP&E and depreciated over the expected economic life of the operation to which it relates.

Adjustments to the estimated amount and timing of future closure and rehabilitation cash flows are a normal occurrence in light of the significant judgments and estimates involved. The principal factors that can cause expected cash flows to change are: the construction of new processing facilities; changes in the quantities of material in reserves and resources with a corresponding change in the life of mine plan; changing ore characteristics that impact required environmental protection measures and related costs; changes in water quality that impact the extent of water treatment required; changes in discount rates; changes in foreign exchange rates; changes in Barrick’s closure policies; and changes in laws and regulations governing the protection of the environment.

Rehabilitation provisions are adjusted as a result of changes in estimates and assumptions. Those adjustments are accounted for as a change in the corresponding cost of the related assets, including the related mineral property, except where a reduction in the provision is greater than the remaining net book value of the related assets, in which case the value is reduced to nil and the remaining adjustment is recognized in the consolidated statements of income. In the case of closed sites, changes in estimates and assumptions are recognized immediately in the consolidated statements of income. For an operating mine, the adjusted carrying amount of the related asset is depreciated prospectively. Adjustments also result in changes to future finance costs.

Litigation and Other Provisions
Litigation and Other Provisions
Provisions are recognized when a present obligation exists (legal or constructive), as a result of a past event, for which it is probable that an outflow of resources will be required to settle the obligation, and a reliable estimate can be made of the amount of the obligation. Provisions are discounted to their present value using a current US dollar real risk-free pre-tax discount rate and the accretion expense is included in finance costs.

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. In assessing loss contingencies related to legal proceedings that are pending against us or unasserted claims that may result in such proceedings, the Company with assistance from its legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency suggests that a loss is probable, and the amount can be reliably estimated, then a loss is recorded. When a contingent loss is not probable but is reasonably possible, or is probable but the amount of loss cannot be reliably estimated, then details of the contingent loss are disclosed. Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case we disclose the nature of the guarantee. Legal fees incurred in connection with pending legal proceedings are expensed as incurred. Contingent gains are only recognized when the inflow of economic benefits is virtually certain.

Stock-Based Compensation
Stock-Based Compensation
We recognize the expense related to these plans over the vesting period, beginning once the grant has been approved and announced to the beneficiaries.

Cash-settled awards are measured at fair value initially using the market value of the underlying shares on the day preceding the date of the grant of the award and are required to be remeasured to fair value at each reporting date until settlement. The cost is then recorded over the vesting period of the award. This expense, and any changes in the fair value of the award, is recorded to the same expense category as the award recipient’s payroll costs. The cost of a cash-settled award is recorded within liabilities until settled. Barrick offers cash-settled (Restricted Share Units (“RSU”), Deferred Share Units (“DSU”), Performance Restricted Share Units (“PRSU”) and Performance Granted Share Units (“PGSU”)) awards to certain employees, officers and directors of the Company.

Equity-settled awards are measured at fair value, using the Lattice model for stock options, with market related inputs as of the date of the grant. The cost is recorded over the vesting period of the award to the same expense category as the award recipient’s payroll costs (i.e., cost of sales or general and administrative) and the corresponding entry is recorded in equity. Equity-settled awards are not remeasured subsequent to the initial grant date. Barrick offers equity-settled (Employee Stock Option Plan (“ESOP”), Global Employee Share Plan (“GESP”), Long-Term Incentive Plan “LTIP”) and Barrick Share Purchase Plan (“BSPP”)) awards to certain employees, officers and directors of the Company.

We use the accelerated method (also referred to as ‘graded’ vesting) for attributing stock option expense over the vesting period. Stock option expense incorporates an expected forfeiture rate. The expected forfeiture rate is estimated based on historical forfeiture rates and expectations of future forfeiture rates. We make adjustments if the actual forfeiture rate differs from the expected rate.

Employee Stock Option Plan
Under Barrick’s ESOP, certain officers and key employees of the Corporation may purchase common shares at an exercise price that is equal to the closing share price on the day before the grant of the option. The grant date is the date when the details of the award, including the number of options granted to the individual and the exercise price, are approved. Stock options vest equally over four years, beginning in the year after granting. The ESOP arrangement has graded vesting terms, and therefore multiple vesting periods must be valued and accounted for separately over their respective vesting periods. The compensation expense of the instruments issued for each grant under the ESOP is calculated using the Lattice model. The compensation expense is adjusted by the estimated forfeiture rate which is estimated based on historical forfeiture rates and expectations of future forfeiture rates. We make adjustments if the actual forfeiture rate differs from the expected rate.

Restricted Share Units
Under our RSU plan, selected employees are granted RSUs where each RSU has a value equal to one Barrick common share. RSUs generally vest within three years and upon vesting the employee will receive either cash or common shares purchased on the open market, depending on the terms of the grant. Additional RSUs are credited to reflect dividends paid on Barrick common shares over the vesting period.

A liability for RSUs is measured at fair value on the grant date and is subsequently adjusted for changes in fair value. The liability is recognized on a straight-line basis over the vesting period, with a corresponding charge to compensation expense, as a component of corporate administration and operating segment administration. Compensation expenses for RSUs incorporate an estimate for expected forfeiture rates based on which the fair value is adjusted.

Deferred Share Units
Under our DSU plan, Directors must receive at least 63.6% of their basic annual retainer in the form of DSUs or cash to purchase common shares that cannot be sold, transferred or otherwise disposed of until the Director leaves the Board. Each DSU has the same value as one Barrick common share. DSUs must be retained until the Director leaves the Board, at which time the cash value of the DSUs is paid out. Additional DSUs are credited to reflect dividends paid on Barrick common shares. The initial fair value of the liability is calculated as of the grant date and is recognized immediately. Subsequently, at each reporting date and on settlement, the liability is remeasured, with any change in fair value recorded as compensation expense in the period. Officers may also elect to receive a portion or all of their incentive compensation in the form of DSUs. We also allow granting of DSUs to other officers and employees at the discretion of the Board Compensation Committee.

Performance Restricted Share Units
Under our PRSU plan, selected employees are granted PRSUs, where each PRSU has a value equal to one Barrick common share. PRSUs vest at the end of a three-year period and are settled in cash on the third anniversary of the grant date. Additional PRSUs are credited to reflect dividends paid on Barrick common shares over the vesting period. Vesting, and therefore the liability, is based on the achievement of performance goals and the target settlement ranges from 0% to 200% of the original grant of units.

The value of a PRSU reflects the value of a Barrick common share and the number of share units issued is adjusted for its relative performance against certain competitors and other internal financial performance measures. Therefore, the fair value of the PRSUs is determined with reference to the closing stock price at each remeasurement date.

The initial fair value of the liability is calculated as of the grant date and is recognized within compensation expense using the straight-line method over the vesting period. Subsequently, at each reporting date and on settlement, the liability is remeasured, with any changes in fair value recorded as compensation expense. The fair value is adjusted for the revised estimated forfeiture rate.

Performance Granted Share Units
Under our PGSU plan, selected employees are granted PGSUs, where each PGSU has a value equal to one Barrick common share. Annual PGSU awards are determined based on a multiple ranging from one to six times base salary (depending on position and level of responsibility) multiplied by a performance factor. The number of PGSUs granted to a plan participant is determined by dividing the dollar value of the award by the closing price of Barrick common shares on the day prior to the grant, or if the grant date occurs during a blackout period, by the greater of (i) the closing price of Barrick common shares on the day prior to the grant date and (ii) the closing price of Barrick Common Shares on the first day following the expiration of the blackout.

For all PGSUs that were outstanding as at December 31, 2019, upon vesting the after-tax value of the award is used to purchase common shares and generally these shares cannot be sold until the employee retires or leaves Barrick. These PGSUs vest at the end of the third year from the date of the grant.

The initial fair value of the liability is calculated as of the grant date and is recognized within compensation expense using the straight-line method over the vesting period. Subsequently, at each reporting date and on settlement, the liability is remeasured, with any changes in fair value recorded as compensation expense.

Long-Term Incentive Plan (Employees)
Under our LTIP plan, restricted shares are issued to selected employees, subject to a satisfactory performance level being achieved during the 12 month period prior to the exercise date of each tranche of shares as well as a number of company related performance criteria. All employees to whom restricted shares have been granted are expected to meet this level of performance. The performance period is up to three years where the employee must remain in employment for the shares to vest. There are no market based vesting conditions on the share awards.

Long-Term Incentive Plan (Executive Directors)
The LTIP is subject to three performance conditions: relative total shareholder return compared to the Euromoney Global Gold Index, total cash cost per ounce and reserve replacement ratio. No dividends are attributable during the vesting period.

Barrick Share Purchase Plan
Under our BSPP plan, certain Barrick employees can purchase Company shares through payroll deduction. Each year, employees may contribute 1%-10% of their combined base salary and annual short-term incentive, and Barrick will match 100% of the contribution, up to a maximum of C$5,000 or US$4,000 per year.

Both Barrick and the employee make the contributions with the funds being transferred to a custodian who purchases Barrick Common Shares in the open market. Shares purchased with employee and Barrick contributions have no vesting requirement.

Barrick recognizes the expense when Barrick contributions are made and has no ongoing liability.

Global Employee Share Plan
Under our GESP plan, Barrick employees are awarded Company Common Shares. These shares vest immediately, but must be held until the employee ceases to be employed by the Company. Barrick recognizes the expense when the award is announced and has no ongoing liability.

Post-Retirement Benefits
Post-Retirement Benefits

Defined Contribution Pension Plans
Certain employees take part in defined contribution employee benefit plans whereby we contribute up to a certain percentage of the employee’s annual salary. We also have a retirement plan for certain officers of Barrick under which we contribute 15% of the officer’s annual salary and annual short-term incentive. The contributions are recognized as compensation expense as incurred. The Company has no further payment obligations once the contributions have been paid.

Defined Benefit Pension Plans
We have qualified defined benefit pension plans that cover certain former United States and Canadian employees and provide benefits based on employees’ years of service. Our policy is to fund the amounts necessary on an actuarial basis to provide enough assets to meet the benefits payable to plan members. Independent trustees administer assets of the plans, which are invested mainly in fixed-income and equity securities.

As well as the qualified plans, we have non-qualified defined benefit pension plans covering certain employees and former directors of Barrick. No funding is done on these plans and contributions for future years are required to be equal to benefit payments.

Actuarial gains and losses arising from experience adjustments and changes in actuarial assumptions are charged or credited to equity in OCI in the period in which they arise.

Our valuations are carried out using the projected unit credit method. We record the difference between the fair value of the plan assets and the present value of the plan obligations as an asset or liability on the consolidated balance sheets.

Pension Plan Assets and Liabilities
Pension plan assets, which consist primarily of fixed-income and equity securities, are valued using current market quotations. Plan obligations and the annual pension expense are determined on an actuarial basis and are affected by numerous assumptions and estimates including the market value of plan assets, estimates of the expected return on plan assets, discount rates, future wage increases and other assumptions.

The discount rate and life expectancy are the assumptions that generally have the most significant impact on our pension cost and obligation.

Other Post-Retirement Benefits
We provide post-retirement medical, dental, and life insurance benefits to certain employees. Actuarial gains and losses resulting from variances between actual results and economic estimates or actuarial assumptions are recorded in OCI.

Disclosure of voluntary change in accounting policy [text block]
y) New Accounting Standards Effective in 2019

IFRS 16 Leases
We have adopted the requirements of IFRS 16 Leases (“IFRS 16”) as of January 1, 2019. IFRS 16 specifies how to recognize, measure, present and disclose leases. The standard provides a single lessee accounting model, requiring lessees to recognize assets and liabilities for all major leases where a lessee has the right to control the use of an identified asset. We elected to apply IFRS 16 using the modified retrospective approach and therefore the comparative information has not been restated and continues to be reported under IAS 17 Leases and IFRIC 4: Determining Whether an Arrangement Contains a Lease. The details of accounting policy changes and the quantitative impact of these changes are described below.

In the previous year, the Company only recognized lease assets and lease liabilities in relation to leases that were classified as ‘finance leases’ under IAS 17. The assets were presented in property, plant and equipment and the liabilities as part of the Company’s borrowings. From January 1, 2019, leases are recognized as a right-of-use asset and a corresponding liability at the date at which the leased asset is available for use by the Company.

Assets and liabilities arising from a lease are initially measured on a present value basis. Lease liabilities include the net present value of the following lease payments:

•	fixed payments (including in-substance fixed payments), less any lease incentives receivable;

•	variable lease payments that are based on an index or a rate;

•	amounts expected to be payable by the lessee under residual value guarantees;

•	the exercise price of a purchase option if the lessee is reasonably certain to exercise that option; and

•	payments of penalties for terminating the lease, if the lease term reflects the lessee exercising that option.

The lease payments are discounted using the interest rate implicit in the lease. If that rate cannot be determined, the lessee’s incremental borrowing rate is used, being the rate that the lessee would have to pay to borrow the funds necessary to obtain an asset of similar value in a similar economic environment with similar terms and conditions.

Right-of-use assets are measured at cost comprising the following:

•	the amount of the initial measurement of lease liability;

•	any lease payments made at or before the commencement date less any lease incentives received;

•	any initial direct costs; and

•	restoration costs.

The finance cost is charged to profit or loss over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period. The right-of-use asset is depreciated over the shorter of the asset's useful life and the lease term on a straight-line basis.

Payments associated with short-term leases and leases of low-value assets are recognized on a straight-line basis as an expense in profit or loss. Short-term leases are leases with a lease term of 12 months or less. Low-value assets are generally comprised of IT equipment and small items of office furniture.

Impact on consolidated financial statements
On adoption of IFRS 16, we recognized lease liabilities in relation to leases which had previously been classified as operating leases. These liabilities were measured at the present value of the remaining lease payments, discounted using the weighted average incremental borrowing rate as of January 1, 2019 of 5.83%.

For leases previously classified as finance leases the entity recognized the carrying amount of the lease asset and lease liability immediately before transition as the carrying amount of the right-of-use asset and the lease liability at the date of initial application. The measurement principles of IFRS 16 are applied after the date of initial application. The following table reconciles the Company’s operating lease obligations as at December 31, 2018 as previously disclosed in the Company’s 2018 Annual Financial Statements, to the lease obligations recognized on initial application of IFRS 16 at January 1, 2019:

Barrick operating lease commitments disclosed as at December 31, 2018	$167
Add: embedded service contracts not previously assessed as a lease	38
(Less): contracts reassessed as service agreements	(130)
(Less): short-term leases recognized on a straight-line basis as expense	(6)
(Less): low-value leases recognized on a straight-line basis as expense	(1)
(Less): discounting using the lessee’s incremental borrowing rate of at January 1, 2019	(4)
Discounted leases recognized as at January 1, 2019	$64
Add: finance lease liabilities recognized as at December 31, 2018	19
Add: leases acquired as part of the merger with Randgold on January 1, 2019	28
Discounted lease liability recognized as at January 1, 2019	$111
Of which are:
Current lease liabilities	37
Non-current lease liabilities	$74

The recognized right-of-use assets relate to the following types of assets:

	December 31, 2019	January 1, 2019
Buildings, Plant & Equipment	$63	$69
Underground mobile equipment	7	7
Light vehicles and other mobile equipment	5	9
Total right-of-use assets	$75	$85

Right-of-use assets were measured at the amount equal to the lease liability, except for onerous contracts.

The change in accounting policy affected the following items in the balance sheet on January 1, 2019:

•	property, plant and equipment - increase by $85 million

•	deferred income tax assets - $nil.

•	debt - increase by $92 million
There was no net impact on deficit on January 1, 2019.

Consolidated net income decreased by $3 million for the year ended December 31, 2019 as a result of the adoption of IFRS 16. Additions to the right-of-use assets during the year ended December 31, 2019 were $49 million.

Practical expedients applied
In applying IFRS 16 for the first time, we have used the following practical expedients permitted by the standard:

•	the accounting for operating leases with a remaining lease term of less than 12 months as at January 1, 2019 as short-term leases;

•	the exclusion of initial direct costs for the measurement of the right-of-use asset at the date of initial application;

•	the adjustment of the right-of-use assets at the date of initial application by the amount of any provision for onerous contracts recognized immediately before the date of initial application; and

•	to not separate non-lease components from lease components, and instead account for each lease component and any associated non-lease components as a single lease component.

New Accounting Standards Issued But Not Yet Effective
z) New Accounting Standards Issued But Not Yet Effective

Certain new accounting standards and interpretations have been published that are not mandatory for the current period and have not been early adopted. These standards are not expected to have a material impact on Barrick in the current or future reporting periods.